UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (1)

Date of Report (Date of earliest event reported): April 16, 2010

ALLBRITTON COMMUNICATIONS COMPANY

(Exact name of registrant as specified in its charter)

Commission file number: 333-02302

Delaware	74-1803105
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification no.)

1000 Wilson Boulevard

Suite 2700

Arlington, VA 22209

(Address of principal executive offices, including zip code)

(703) 647-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14k-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)	Pursuant to Section 15(d) of the Securities Exchange Act of 1934, the Company’s duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2009, but the Company agreed under the terms of certain long-term debt to continue these filings in the future.

Item 8.01	Other Events

Allbritton Communications Company (the “Company”) announced today that it intends to offer, subject to market and other conditions, $455 million aggregate principal amount of eight-year senior unsecured notes in a private offering. The Company intends to use the proceeds of the offering to finance the purchase of its outstanding $455 million senior subordinated notes pursuant to a tender offer commenced today.

The Company is filing herewith updated financial statements and other affected financial information for the periods included in the Annual Report on Form 10-K for the year ended September 30, 2009 that reflect retrospective adjustments resulting from certain accounting changes. Part II, Items 6, 7 and 8 have been adjusted to reflect: (1) the November 13, 2009 distribution of the equity interests of its business known as Politico to the Company’s parent as discontinued operations for all periods presented; and (2) the change in the Company’s segment reporting that was effective October 1, 2009. The information in this Current Report on Form 8-K is not an amendment to or restatement of the Company’s Annual Report on Form 10-K for the year ended September 30, 2009.

This Current Report on Form 8-K does not reflect events or developments that occurred after December 18, 2009, the date on which we filed our Annual Report on Form 10-K, and does not modify or update the disclosures in any way other than as required to reflect the effect of the changes described above and set forth in the exhibits hereto. Without limiting the foregoing, this filing does not purport to update the information contained in the Annual Report on Form 10-K for the year ended September 30, 2009 for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended December 31, 2009.

By filing this Current Report on Form 8-K, the Company will be able to incorporate the updated information by reference into filings with the Securities and Exchange Commission (“SEC”), including registration statements filed under the Securities Act of 1933, as amended. The information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, should be read in conjunction with the Annual Report on Form 10-K for the year ended September 30, 2009, which was filed with the SEC on December 18, 2009, and the Quarterly Report on Form 10-Q for the quarter ended December 31, 2009, which was filed with the SEC on February 10, 2010.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Part II, Item 6 “Selected Consolidated Financial Data” and Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our Annual Report on Form 10-K for the year ended September 30, 2009

99.2	Part II, Item 8 “Consolidated Financial Statements and Supplementary Data” of our Annual Report on Form 10-K for the year ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLBRITTON COMMUNICATIONS COMPANY

(Registrant)

April 16, 2010	/s/ Stephen P. Gibson
Date	Name: Stephen P. Gibson Title: Senior Vice President and Chief Financial Officer